Convertible Note (Details Textual) - Convertible Notes Payable [Member]	Feb. 09, 2017 USD ($)
Convertible Debt, Current	$ 2,000,000
Debt Conversion, Description	a conversion price which is 85% of the 15 trading day average closing price of the Company’s common stock prior to the date of Tantech receiving Notice of Conversion by Note Holder. The conversion price shall, under no circumstances, be lower than the average closing price of the 10 trading days prior to the date of signing of this Agreement.
Debt Instrument, Interest Rate Terms	The term of the loan is one year, and the interest rate is 7% per annum payable at the maturity date, which rate can be increased to 10% per annum subject to the agreement stated.